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                                                                      Exhibit 21


                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES


TENNECO AUTOMOTIVE INC. (DELAWARE)
         Tenneco Automotive Inc. (Nevada) ...........................................................................  100%
         Tenneco Automotive Operating Company Inc. ..................................................................  100%
                  Beijing Monroe Automobile Shock Absorber Company Ltd. (PRC) .......................................   51
                           (Tenneco Automotive Operating Company Inc. owns 51%; and Beijing
                           Automotive Industry Corporation, an unaffiliated company, owns 49%)
                  Dalian Walker-Gillet Muffler Co. Ltd. (Peoples Republic of China) .................................   55
                           (Tenneco Automotive Operating Company Inc. owns 55%; and
                           non-affiliates own 45%)
                  McPherson Strut Company Inc. (Delaware) ...........................................................  100
                  Precision Modular Assembly Corp. (Delaware) .......................................................  100
                  Shanghai Walker Exhaust Company, Ltd. (Peoples Republic of China) .................................   55
                           (Tenneco Automotive Operating Company Inc. owns 55%; and Shanghai
                           Tractor and Internal Combustion Engine Company, Ltd., an
                           unaffiliated company, owns 45%)
                  Tenneco Asheville Inc. (Delaware) .................................................................  100
                  Tenneco Asia Inc. (Delaware) ......................................................................  100
                  Tenneco Automotive Foreign Sales Corporation Limited (Jamaica) ....................................  100
                  Tenneco Automotive Japan Ltd. (Japan) .............................................................  100
                  Tenneco Automotive Nederlands B.V. (Netherlands) ..................................................  100
                  Tenneco Automotive RSA Company (Delaware) .........................................................  100
                  Tenneco Automotive Trading Company (Delaware) .....................................................  100
                  Tenneco Automotive (Thailand) Co. Ltd. (Thailand) .................................................  100
                           Walker Exhaust (Thailand) Co. Ltd. (Thailand) ............................................   75%
                           (Tenneco Automotive (Thailand) Co. Ltd. and affiliated persons own 75%
                           and Yarnapund Ltd., an unaffiliated company, owns 25%)
                  Tenneco Brake, Inc. (Delaware) ....................................................................  100
                  Tenneco Europe Limited (Delaware) .................................................................  100
                           Wimetal S.A. (France) ....................................................................  < 1
                                    (Tenneco Europe Limited owns 1 share; Walker Limited owns 1 share;
                                    Walker France S.A. owns 99%; and 7 affiliated persons own 1 share each)
                  Tenneco International Finance Limited (United Kingdom) ............................................  100
                  Tenneco International Holding Corp. (Delaware) ....................................................  100
                           Monroe Australia Pty. Limited (Australia) ................................................  100
                                    Monroe Springs (Australia) Pty. Ltd. (Australia) ................................  100
                                    Monroe Superannuation Pty. Ltd. (Australia) .....................................  100
                                    Walker Australia Pty. Limited (Australia) .......................................  100
                           Tenneco Automotive Europe N.V. (Belgium) .................................................  100
                                    Monroe Amortisor Imalat Ve Ticaret A.S. (Turkey) ................................   99.85
                                             (Tenneco Automotive Europe N.V. owns 99.85%; and various
                                             unaffiliated individual stockholders own 0.15%)
                                    Monroe Packaging N.V. (Belgium) .................................................   99.9
                                             (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
                                             Automotive France S.A. owns 0.1%)
                                    Tenneco Automotive Europe Coordination Center B.V.B.A. (Belgium) ................   99.9
                                             (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
                                             Automotive France S.A. owns 0.1%)

                             TENNECO AUTOMOTIVE INC.
                          SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
         SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
                  SUBSIDIARIES OF TENNECO INTERNATIONAL HOLDING CORP. (DELAWARE)
                           Tenneco Automotive Italia S.r.l. (Italy) .................................................    85 %
                                    (Tenneco International Holding Corp. owns 85%; and Tenneco
                                    Automotive France, S.A. owns 15%)
                           Tenneco Automotive Polska Sp. z.O.O. (Poland) ............................................     1
                                    (Tenneco International Holding Corp. owns 1%; and Tenneco Global Holdings
                                    Inc. owns 99%)
                           Tenneco Romania Srl (Romania) ............................................................   0.14
                                    (Tenneco International Holding Corp. owns 0.14%; and Tenneco Global
                                    Holdings Inc. owns 99.86%)
                           Tenneco Automotive Services SAS (France) .................................................   100
                           Tenneco Automotive Services A.B. (Sweden) ................................................   100
                           Tenneco Canada Inc. (Ontario) ............................................................   100
                           Tenneco Global Holdings Inc. (Delaware) ..................................................   100
                                    Fric-Rot S.A.I.C. (Argentina) ...................................................    55
                                             (Tenneco Global Holdings INC. owns 55%; Maco Inversiones S.A.
                                             owns 44.85%; and unaffiliated parties own .15%)
                                    Maco Inversiones S.A. (Argentina) ...............................................   100
                                             Fric-Rot S.A.I.C. (Argentina) .........................................     44.85
                                                      (Maco Inversiones S.A. owns 44.85%; Tenneco Global Holdings
                                                      Inc. owns 55%; and unaffiliated parties own .15%)
                                    Monroe Springs (New Zealand) Pty. Ltd. (New Zealand) ............................   100
                                    Monroe Czechia s.r.o. (Czech Republic) ..........................................   100
                                    Tenneco Automotive Iberica, S.A. (Spain) ........................................   100
                                    Tenneco Automotive Polska Sp.z.O.O. (Poland) ....................................    99
                                             (Tenneco Global Holdings Inc. owns 99%; and Tenneco International
                                             Holding Corp. owns 1%)
                                    Tenneco Romania Srl (Romania) ...................................................    99.86
                                             (Tenneco Global Holdings Inc. owns 99.86%; and Tenneco International
                                             Holding Corp. owns 0.14%)
                                    Tenneco Mauritius Limited (Mauritius) ...........................................   100
                                    Hydraulics Private Limited (India) ..............................................    51
                                             (Tenneco Mauritius Limited owns 51% and Bangalore Union
                                             Services Limited, an unaffiliated company, owns 49%)
                                             Renowned Automotive Products Manufacturers Ltd. (India) ................    99
                                             (Hydraulics Limited owns 99+%; and non-affiliates own 1%)
                                    Tenneco Mauritius Holdings Limited ..............................................   100 %
                                    Tenneco Automotive India Private Limited (India) ................................   100
                                             Walker Exhaust India Private Limited (India) ...........................    90
                                                      (Tenneco Automotive India Private Limited owns less than
                                                      90%; and an unaffiliated party owns 10%)
                           Tenneco Holdings Danmark A/S (Denmark) ...................................................   100
                                    Gillet Exhaust Technologie (Proprietary) Limited (South Africa) .................   100
                                    Gillet Lazne Belohrad, s.r.o. (Czech Republic) ..................................   100

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
         SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
                  SUBSIDIARIES OF TENNECO INTERNATIONAL HOLDING CORP. (DELAWARE)
                           SUBSIDIARIES OF TENNECO HOLDINGS DENMARK A/S (DENMARK)
                                    Kinetic Pty. Ltd. (Australia) ...................................................         99 %
                                             (Tenneco Holdings Danmark A/S owns 99%+; and unaffiliated
                                             entities own less than 1%)
                                    Tenneco Automotive Holdings South Africa Pty. Ltd. (South Africa) ...............         74.9
                                             (Tenneco Holdings Danmark A/S owns 74.9%; and an unaffiliated party owns 25.1%)
                                             Armstrong Hydraulics South Africa (Pty.) Ltd. (South Africa) ...........        100
                                             Armstrong Properties (Pty.) Ltd. (South Africa) ........................        100
                                             Monroe Manufacturing (Pty.) Ltd. (South Africa) ........................        100
                                             Smiths Industrial (SWA) (Pty.) Ltd. (South Africa) .....................        100
                                    Tenneco Automotive Port Elizabeth (Proprietary) Limited
                                             (South Africa) .........................................................        100
                                    Tenneco Automotive Portugal - Componentes para Automovel, S.A.
                                             (Portugal) .............................................................        100
                                    Walker Danmark A/S (Danmark) ....................................................        100
                                    Tenneco Automotive Eastern Europe S.p. z.O.O. (Poland) ..........................        100
                           Tenneco Automotive France S.A. (France) ..................................................        100
                                    (Tenneco International Holding Corp. owns 470,371 shares; Walker
                                    Europe, Inc owns 1 share and 8 affiliated persons own an aggregate of 28 shares)
                                    Gillet Tubes Technologies G.T.T. (France) .......................................        100
                                    Monroe Packaging N.V. (Belgium) .................................................          0.1
                                             (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
                                             Automotive France S.A. owns 0.1%)
                                    Tenneco Automotive Europe Coordination Center N.V. (Belgium) ....................          0.1
                                             (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
                                             Automotive France S.A. owns 0.1%)
                                    Tenneco Automotive Italia S.r.l. (Italy) ........................................         15
                                             (Tenneco International Holding Corp. owns 85%; and Tenneco
                                             Automotive France S.A. owns 15%)
                                    Walker France Constructeurs S.A.R.L. (France) ...................................        100
                                    Wimetal S.A. (France) ...........................................................         99
                                             (Tenneco Automotive France S.A. owns 99%; Tenneco Europe Limited owns 1 share, Walker Limited owns 1 share; and 6 affiliated persons own
                                             1 share each
                                     The Pullman Company (Delaware) ..................................................        100
                                             Autopartes Walker S.A. de C.V. (Mexico) ................................        100
                                                      Consorcio Terranova S.A. de C.V. (Mexico) .....................         99.99
                                                               (Autopartes Walker S.A. de C.V. owns 99.99%; and Josan
                                                               Latinamericana S.A. de C.V., an unaffiliated company owns 0.01%)

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
     SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
          SUBSIDIARIES OF THE PULLMAN COMPANY (DELAWARE)
               SUBSIDIARIES OF AUTOPARTES WALKER S.A. DE C.V. (MEXICO)
                    Monroe-Mexico S.A. de C.V. (Mexico) ...........................................   100%
                         Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico) ............     0.01
                              (Monroe-Mexico, S.A. de C.V. owns 1 share; and Proveedora
                              Walker S. de R.L. de C.V. owns 49,999 shares)

                    Proveedora Walker S. de R.L. de C.V. (Mexico) .................................    99.99
                         (Autopartes Walker S.A. de C.V. owns 99.99%; and Pullmex S. de
                         R.L. de C.V. owns .01%)
                         Pullmex S. de R.L. de C.V. (Mexico) ......................................     0.01
                              (Proveedora Walker S. de R.L. de C.V. owns 0.01% and
                              Autopartes Walker S.A. de C.V. owns 99.99%)
                         Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico) ............    99.99
                              (Proveedora Walker S. de R.L. de C.V. owns 49,999 shares, and
                              Monroe-Mexico, S.A. de C.V. owns 1 share)
                    Pullmex S. de R.L. de C.V. (Mexico) ...........................................    99.99
                         (Autopartes Walker S.A. de CAT, owns 99.9%; and Proveedora
                         Walker S. de R.L. de C.V. owns 0.1%)
                         Proveedora Walker S. de R.L. de C.V. (Mexico) ............................     0.01
                              (Pullmex S. de R.L. de C.V. owns 0.01%; and Autopartes
                              Walker S.A. de C.V. owns 99.99%)
               Clevite Industries Inc. (Delaware) .................................................   100
               Peabody International Corporation (Delaware) .......................................   100
                    Barasset Corporation (Ohio) ...................................................   100
                    Peabody Galion Corporation (Delaware) .........................................   100
                    Peabody Gordon-Piatt, Inc. (Delaware) .........................................   100
                    Peabody N.E., Inc. (Delaware) .................................................   100
                    Tenneco Automotive China Inc. (Delaware) ......................................   100
                    Peabody-Myers Corporation (Illinois) ..........................................   100
                    Pullman Canada Ltd. (Canada) ..................................................    61
                         (Peabody International Corporation owns 61%; and The Pullman
                         Company owns 39%)
               Pullman Canada Ltd. (Canada) .......................................................    39
                    (The Pullman Company owns 39%; and Peabody International
                    Corporation owns 61%)
               Pullman Standard Inc. (Delaware) ...................................................   100
               Tenneco Brazil Ltda. (Brazil) ......................................................   100
                    Tenneco Automotive Brasil Ltda. (Brazil) ......................................   100
          Thompson and Stammers Dunmow (Number 6) Limited (United Kingdom) ........................   100
          Thompson and Stammers Dunmow (Number 7) Limited (United Kingdom) ........................   100
          TMC Texas Inc. (Delaware) ...............................................................   100
          Walker Electronic Silencing Inc. (Delaware) .............................................   100
          Walker Europe, Inc. (Delaware) ..........................................................   100

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
     SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
          SUBSIDIARIES OF WALKER EUROPE, INC. (DELAWARE)
               Tenneco Automotive Prance S.A. (France) ............................................    < 1%
                    (Tenneco International Holding Corp. owns 470,371 shares and 7 affiliated persons own an aggregate of 28 shares)
          Walker Limited (United Kingdom) .........................................................    100
                    Gillet Torsmaskiner UK Limited (United Kingdom) ...............................     50
                    (Walker Limited owns 100 A Ordinary Shares, 50% of total equity; and
                    AB Torsmaskiner, an unaffiliated company, owns 100 B Ordinary Shares,
                    50% of total equity)
                    Exhaust Systems Technology Limited (United Kingdom) ...........................     99.99
                         (Gillet Torsmaskiner UK Limited owns 99.99%; and Heinrich
                         Gillet GmbH & Co. owns .01%)
                    Futaba-Tenneco UK Limited .....................................................     49
                    (Walker Limited owns 49% and Futaba Industrial Co. Ltd owns 51%)
               Tenneco Automotive UK Limited (United Kingdom) .....................................    100
                    Gillet Exhaust Manufacturing Limited (United Kingdom) .........................    100
                    Gillet Pressings Cardiff Limited (United Kingdom) .............................    100
                    Walker (UK) Limited (United Kingdom) ..........................................    100
                         J.W. Hartley (Motor Trade) Limited (United Kingdom) ......................    100
                         Tenneco - Walker (U.K.) Ltd. (United Kingdom) ............................    100
               Tenneco Management (Europe) Limited (United Kingdom) ...............................    100
               Wimetal S.A. (France) ..............................................................    < 1
                    (Walker Limited owns 1 share; Tenneco Europe Limited owns 1 share; Tenneco
                    Automotive France S.A. owns 99%; and 6 affiliated persons own 1 share each)
          Walker Manufacturing Company (Delaware) .................................................    100
               Cad's Inc. (Illinois) ..............................................................    100
          Walker Norge A/S (Norway) ...............................................................    100
     Tenneco Deutschland Holdinggesellschaft mbH (Germany) ........................................     99.97
          (Tenneco Automotive Inc. owns 99.97%; and Atlas Vermoegensverwaltung, an unaffiliated company, owns 0.03%)
          GILLET Unternehmesverwaltungs GmbH (Germany) ............................................    100
               Heinrich Gillet GmbH & Co. KG (Germany) ............................................    0.1
                    (GILLET Unternehmesverwaltungs GmbH owns 0.1%; and Tenneco
                    Deutschland Holdinggesellschaft mbH owns 99.9%. The subsidiaries of
                    Heinrich Gillet GmbH & Co. KG are listed below.)
          Heinrich Gillet GmbH & Co. KG (Germany) .................................................     99.9
               (Tenneco Deutschland Holdinggesellschaft mbH own~ 99.9%; and
               GILLET Unternehmesverwaltungs GmbH owns 0.1%)
               ELGIRA Montagebetrieb fur Abgasanlagen Rastatt GmbH (Germany) ......................     50
                    (Heinrich Gillet GmbH & Co. KG owns 50%; and an unaffiliated party owns 50%)

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
     SUBSIDIARIES OF TENNECO DEUTSCHLAND HOLDINGGESELLSCHAFT MBH (GERMANY)
          SUBSIDIARIES OF HEINRICH GILLET GMBH & CO. KG (GERMANY)
               Exhaust Systems Technology Limited (United Kingdom) ...............................  0.01%
                    (Heinrich Gillet GmbH & Co. KG owns 0.01%; and Gillet Torsmaskiner
                    UK Limited owns 99.99%)
               Giller-Abgassysteme Zickau Gmbh (Germany) .........................................   100
                    Elagest AR (Sweden) ..........................................................    50
                         (Gillet-Abgassysteme Zickau GmbH owns 50%; and an
                         unaffiliated party owns 50%)
               Mastra-Gillet Industria e Comercio Ltda. (Brazil) .................................    50
                    (Heinrich Gillet GmbH & Co. KG owns 50%; and Mastra Industria e
                    Comercio Ltda., an unaffiliated company, owns 50%)
               Montagewerk Abgastechnik Emden GmbH (Germany ......................................    50
                    (Heinrich Gillet GmbH & Co. KG owns 50%; and an unaffiliated party owns 50%)
          Tenneco Automotive Deutschland GmbH (Germany) ..........................................   100
          WALKER GILLET (Europe) GmbH (Germany) ..................................................   100